AFL-CIO Housing Investment Trust
Performance Commentary
 2nd Quarter 2013

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
July 17, 2013

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis by 4 basis points for the first half of 2013 with a gross return of -2.40% vs. -2.44% for the benchmark.  For the 1-, 3-, 5-, and 10-year periods ending June 30, the HIT outperformed the Barclays Aggregate on a gross basis and outperformed on a net basis for the 3-year and 5-year periods. (For more performance details, see pages 3 and 4.)

Interest rates rose significantly in the second quarter, particularly after the Federal Reserve’s Federal Open Market Committee (FOMC) hinted at the possibility that it might taper off the monthly securities purchases under its quantitative easing program (QE3) more quickly than the market had expected. The second quarter saw the 10-year Treasury rate reach its highest level since August 2011.  Large movements in rates in a relatively short period of time caused spreads to widen on most non-Treasury assets such as corporate bonds, single-family mortgage-backed securities (MBS), and municipal bonds, as well as securities in the government/agency multifamily sector in which the HIT specializes.  These increases in yields negatively impacted fixed-income investors by reducing the value of their investments.

The HIT’s outperformance during the first half of the year was due primarily to the income advantage provided by its government/agency multifamily investments. The HIT’s slightly short duration position, which it has maintained in the extremely low rate environment of the past several years, also contributed to its better relative gross performance, as did its underweight to single family MBS and lack of corporate bonds.  While rising rates in the short run can lead to negative absolute returns, going forward the HIT should have a higher expected level of income.

The HIT’s specialization in multifamily investments is the basis for its income advantage relative to the benchmark, and investing in construction-related multifamily assets allows the HIT to generate much-needed jobs. The HIT has committed $1.46 billion of union and public employee pension capital to fund construction-related multifamily and healthcare developments since it launched the Construction Jobs Initiative in 2009.  Together with its Building America subsidiary, the HIT has financed 59 projects through this jobs initiative in 29 cities with a total development investment of $3.4 billion. To date, these investments have generated more than 16,800 union construction jobs, and the HIT is on target to meet a goal of creating 25,000 union construction jobs by the end of 2015.  With the U.S. construction unemployment rate still significantly higher than the overall national rate, these projects and future funding commitments will generate union construction work across the country through new construction or rehabilitation of affordable and workforce housing. The Construction Jobs Initiative projects have also generated over 12,000 additional jobs in the communities where the projects are located.

A Volatile Environment – Higher Rates and Wider Spreads

U.S. interest rates have been very volatile this year, particularly during the second quarter.  Interest rates rose significantly in May as nonfarm payroll data for April was strong enough to end the rate decline. High stock market valuations and a strengthening housing market, which increased perceived wealth, and Chairman Bernanke’s remarks that suggested quantitative easing could end earlier than anticipated, also led to higher rates during May.  The 10-year Treasury rate increased by 46 basis points for the month – a move of this scale has only been seen 10 times in the past 120 months.  After the FOMC meeting that concluded on June 19, interest rates soared again, with the 10-year Treasury increasing by 40 basis points for the week of the meeting – the largest single jump since March 2003.  Investors interpreted the meeting summary language, FOMC projections, and Chairman Bernanke’s press conference responses as moving up the timetable for tapering – that is, cutting back on purchases of $85 billion per month – as soon as September. For the May-June period, the 10-year Treasury rose by nearly 80 basis points to 2.50% – a level last seen in early August 2011.

The large increases in rates generally caused spreads to widen for non-Treasury sectors. For example, for the first half of 2013, corporate bonds and single family MBS posted excess returns of -27 basis points and -51 basis points, respectively.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.5% of the index as of June 30, and the HIT was underweighted in single family MBS, with 24.0% in the portfolio versus 29.4% in the index.  At the same time, the HIT’s government/agency multifamily MBS, which comprised approximately 64% of the HIT’s portfolio as of June 30, also showed significant spread widening during the first half of 2013. Ginnie Mae construction/permanent securities spreads increased by 85 basis points to 162 basis points over Treasuries,  Ginnie Mae permanent securities expanded by 60 basis points to a spread of 92 basis points, and Fannie Mae multifamily DUS 10/9.5 securities widening by 36 basis points to

97 basis points.   Despite their lack of credit risk, these securities tend to widen in volatile markets and environments with rapidly rising rates, but eventually they tend to return to more normal levels.

HIT’s First Half 2013 Performance

The government/agency multifamily securities that are the HIT’s focus continued to generate higher income than Treasuries during the first half of 2013, while reflecting similar credit quality.  For the year-to-date, 1-, 3-, 5-, and 10-year periods ending June 30, the HIT outperformed the Barclays Aggregate on a gross basis by 4, 4, 47, 47, and 39 basis points, respectively.  On a net basis, the HIT also outperformed the benchmark for the 3- and 5-year periods.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

The HIT constantly monitors and manages duration and other fundamentals.  In following its strategy of prudent investment management, the HIT has kept its duration approximately one-half year shorter than its benchmark in order to remain defensive against rising rates during 2013 and anticipates maintaining a slightly short relative duration.

Looking Forward

The interest rate environment remains uncertain and will depend on a number of factors including growth of the U.S. economy and the Fed’s signals and actions.  With the release of the June FOMC minutes on July 10, the market reflects that participants still expect tapering to begin this year, but the exact dates for the beginning of cutbacks in securities purchases and the end of QE3 will depend on the strength of the economy.  The Fed is not expected by most analysts to raise the federal funds rate until 2015.

As it enters the second half of the year, the HIT’s superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, position it well relative to the benchmark in this uncertain environment.  As of June 30, the HIT’s yield to worst was 2.91%, up from 2.37% as of March 31, 2013.  Its yield to worst advantage was 61 basis points.  The HIT does not expose investors to principal loss due to credit risk, so loss in value due to rising rates should be recovered as the HIT generates higher income going forward in a higher rate/higher spread environment.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
June 30, 2013
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	88.8%	73.1%	Effective Duration	5.10	5.30
A & Below	6.9%	22.0%	Convexity	0.09	0.01
Superior Yield			Similar Call Risk
Current Yield: 51 basis point advantage	3.76%	3.25%	Call Protected	73%	71%
Yield to Worst: 61 basis point advantage	2.91%	2.30%	Not Call Protected	27%	29%

The HIT intends to continue purchasing multifamily investments at higher yields and wider spreads that can offer higher returns in the future. The HIT identifies opportunities to invest in government/agency multifamily MBS early in the financing process through its extensive relationships with developers, mortgage bankers, sponsors, housing finance agencies (HFAs), and others. Its internal expertise in trading, structuring, and negotiating terms for multifamily investments helps to maximize their value for the portfolio. The HIT has been working with HFAs, in particular, to structure investments that meet the needs of its portfolio as well as the needs of the HFAs.  For example, during the second quarter, the HIT purchased $116 million of construction and permanent tax-exempt bonds backed by risk-share agreements between MassHousing and the Federal Housing Administration as well as construction loan notes issued by MassHousing, the proceeds of which will be used to preserve affordability and perform energy-saving retrofits at Georgetowne Homes 1 and 2, two aging housing properties in Boston’s Hyde Park neighborhood.

In the volatile and uncertain period ahead, the HIT is positioned to continue offering diversification benefits for Taft-Hartley and public employee pension plan investors in addition to competitive market returns.  Diversified portfolios typically expect high credit quality fixed-income products like the HIT to generate income and to offer an increase in value when riskier portions of their portfolios do not perform well.  Going forward, the U.S. is expected to experience continued demand for rental housing, and the HIT has a pipeline of transactions for the remainder of 2013 and into 2014, providing opportunities for the HIT to invest in securities with good relative value. The HIT will continue to actively manage its portfolio and maintain its discipline to provide value for our investors as a long-term fixed-income investment.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2013, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com